EXHIBIT 99.1
Excerpt From Regency Investor and Analyst Day Presentation

[Slide 1, page 4 of the “Regency Investor and Analyst Day Presentation”]

Regency's Vision and Strategy

Regency Centers endeavors to be the preeminent, best-in-class national shopping center company. We will be distinguished by compounding TSR in excess of our peers through the following:

•	Sustaining growth in per share FFO & NAV

•	Reliable growth in net operating income from a portfolio of dominant, infill shopping centers

•	Balance sheet strength and a track record of accessing cost-effective capital

•	Disciplined, value-add development capabilities creating dominant, infill shopping centers

•	Engaged team of talented and dedicated people that operates efficiently

Key Strategic Goals

+ NOI Growth of 2.5%+
+ Debt-to-EBITDA < 5.5x
+ Fixed Charge > 2.75x
+ Avg. Annual Development Starts of $150+ million
= Reliable Compound Growth in Core FFO & NAV of 5%+

TSR from IPO

REG	11.4%
REIT Index	10.7%
SC Index	9.2%
S&P 500	8%

[Slide 2, page 6 of the “Regency Investor and Analyst Day Presentation”]

Portfolio Management and Results

Enhance Reliability of 2.5%+ NOI growth through Asset Management & Industry-Leading Operating Systems

•	Achieve and maintain occupancy above 95%

•	Contractual rent increases result in ~1.4% increase in NOI

•	Target 10% rent growth

•	Merchandise with best-in-class retailers and distinguish center appearance through intense maintenance and renovations

[Slide 3, page 10 of the “Regency Investor and Analyst Day Presentation”]

Portfolio Management and Results (Continued)

Fortify Future 2.5%+ NOI Growth with Proactive Risk Management & Astute Capital Allocation

•	Rigorously review portfolio to identify risks and execute on disciplined, proactive recycling strategy

◦	Retail is an evolutionary industry constantly impacted by changes, including bankruptcy, liquidation, restructuring and M&A

•	Disciplined development and acquisition of dominant centers

◦	Own highest-quality real estate in protected markets where “bad news is good news”

•	Net investment activity will positively impact reliability of growth in NOI and NAV, while leveraging economies of scale

[Slide 4, page 12 of the “Regency Investor and Analyst Day Presentation”]

Portfolio Management and Results (Continued)

Percent of Pro Rata NOI by Asset Quality

	2011A	2012E	2013E
Core Portfolio	83%	90%	93%
Non-Strategic/Low-Risk	6%	6%	5%
Risk	11%	4%	2%
Total	100%	100%	100%

•	Dominant centers perform regardless of market, particularly in supply-constrained trade areas

•	Objective: eliminate non-strategic/low-risk and risk assets

[Slide 5, page 32 of the “Regency Investor and Analyst Day Presentation”]

Development Spotlight

Benefits of Development

•	Invest on basis accretive to cost of capital, NAV and acquisition cap rates

•	Create dominant centers unavailable for purchase that enhance existing portfolio

•	Minimize operational risks to continuing ownership

◦	Execute long-term leases with protective provisions

◦	Design centers with functional site plans, exceptional visibility and proper access

[Slide 6, page 33 of the “Regency Investor and Analyst Day Presentation”]

Development Spotlight (Continued)

•	Unique combination of in-house expertise, presence in key markets and close relationships with leading anchors and local partners

•	Sharpened and disciplined focus on development of dominant core centers in target markets with productive grocers

•	Maintaining best-in-class development platform requires:
Commitment, Expertise, Relationships, Capital

Track Record	Project Count	Investment ($ millions)	Yield(1)	Est. Value Creation at Market Cap Rates(1) ($ millions)	Profit Margin
2000 - Current	183	$3,048	8.8%	$714	23.4%
Since Q1 2010	10	$271	9.1%(2)	$126	46.4%

(1) Yield excludes, but value creation incorporates, certain capitalized costs, specifically additional interest and overhead capitalization
(2) Incremental stabilized yield; including cost of land already owned, stabilized yield is 8.2%

[Slide 7, page 35 of the “Regency Investor and Analyst Day Presentation”]

2013 Guidance - Operating Metrics

	2012E	2013E
Same property percent leased at period end	94.0% - 94.5%	94.0% - 95.0%
Same property average percent leased	94.1%	94.0% - 94.5%
Same property NOI growth (excluding termination fees)	3.6% - 4.1%	2.0% - 3.0%

[Slide 8, page 36 of the “Regency Investor and Analyst Day Presentation”]

2013 Guidance - Investments

$000s	2012E	2013E
Development starts	$150,000	$100,000 - $150,000
Dispositions (REG pro-rata)	$355,000 - $405,000	$150,000 - $200,000
Dispositions (cap rate)	7.5% - 8.0%	7.3% - 8.0%
Acquisitions (REG pro-rata)	$95,000 - $250,000	$0 - $50,000
Acquisitions (cap rate)	5.2% - 5.7%	5.2% - 5.7%

[Slide 9, page 37 of the “Regency Investor and Analyst Day Presentation”]

2013 Guidance - Other

$000s	2012E	2013E
Net interest expense	$112,500 - $113,500	$107,000 - $110,000
Capitalized interest	$3,500 - $4,000	$4,000 - $6,000
Net G&A	$59,500 - $61,500	$60,000 - $63,000
Recurring third party fees and commissions	$26,000 - $26,500	$24,500 - $26,000

[Slide 10, page 38 of the “Regency Investor and Analyst Day Presentation”]

2013 Guidance - Earnings

	2012E	2013E
Core FFO/Share	$2.50 - $2.53	$2.45 - $2.53
FFO/Share	$2.36 - $2.40	$2.42 - $2.50

[Slide 11, page 39 of the “Regency Investor and Analyst Day Presentation”]

2013 Guidance Reconciliation

2012 Core FFO Range	$2.50	$2.53
NOI*
Same Property	0.09	0.13
Non Same Property & Development	0.05	0.07
2012 Net Property Sales	(0.12)	(0.13)
2013 Net Property Sales	(0.11)	(0.06)
Net G&A	—	(0.03)
Net Interest Expense & Preferred Dividends	0.07	0.05
Third Party Fees & Commissions	(0.01)	(0.01)
Before change in weighted average shares	$2.47	$2.55
Change in weighted average shares	(0.02)	(0.02)
2013 Core FFO Range	$2.45	$2.53

*Wholly owned and Regency’s pro rata share of co-investment partnerships

[Slide 12, page 41 of the “Regency Investor and Analyst Day Presentation”]

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

Reconciliation of FFO and Core FFO Guidance to Net Income
December 31, 2012 and 2013
(All numbers are per share except weighted average shares)

	Full Year		Full Year
Funds From Operations Guidance:	2012		2013
Net income attributable to common stockholders	$0.41	$0.45	$0.59	$0.67
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	$1.95	$1.95	$1.83	$1.83

Funds From Operations	$2.36	$2.40	$2.42	$2.50

Adjustments to reconcile FFO to Core FFO:
One-time additional preferred dividend payment	0.02	0.02	—	—
Gain on redemption of preferred units	(0.02)	(0.02)	—	—
Original preferred stock issuance costs expensed	0.11	0.11	—	—
All other non-core amounts	0.03	0.02	0.03	0.03
Core Funds From Operations	$2.50	$2.53	$2.45	$2.53

Weighted average shares (000's)	89,836		90,838

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction income or expense, gains or losses from the early extinguishment of debt, development and outparcel gains and losses and other non-core items. The Company provides a reconciliation of FFO to Core FFO.

Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (NAREIT) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income as a measure of liquidity.